American Beacon Treasury Inflation Protected Securities Fund

Supplement dated May 31, 2013
to the
Statement of Additional Information dated April 30, 2013

The information below supplements the Statement of Additional Information dated April 30, 2013 and is in addition to any other supplement(s):

In the “Additional Purchase and Sale Information for A Shares” section, in the third paragraph, “Distributor” is replaced by “transfer agent.”

In the same section, under “Other Purchases” the following is added to the end of this sub-section:

It is possible that a broker-dealer may not be able to offer one or more of these waiver categories. If this situation occurs, it is possible that the investor would need to invest directly through American Beacon Funds in order to take advantage of the waiver. The Funds may terminate or amend the terms of these sales charge waivers at any time.

In the “Additional Information Regarding Contingent Deferred Sales Charges” section the following is inserted after the first sentence:

In addition, if you purchased $1,000,000 or more of A Class shares of any American Beacon Fund (and therefore paid no initial sales charges) and subsequently redeem your shares within 18 months of your purchase, you may be charged a CDSC upon redemption.

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